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                                                                   Exhibit 10.19

                         SUBSIDIARY SECURITY AGREEMENT

          This SUBSIDIARY SECURITY AGREEMENT (this "Agreement") is dated as of December 21, 1998 and entered into by and among THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES (each of such undersigned Subsidiaries being a "Grantor" and collectively, "Grantors"; provided that after the Closing Date, "Grantors"
                              --------
shall be deemed to include any Additional Grantors (as hereinafter defined)), of DOMINO'S, INC., a Delaware corporation ("Company") and BLUEFENCE, INC., a Michigan corporation ("Subsidiary Borrower") (together with Company, each, a "Borrower" and, collectively, "Borrowers"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Collateral Agent for and representative of (in such capacity herein called "Collateral Agent") the Secured Parties (as hereinafter defined) and any Hedging Exchangers (as hereinafter defined).

                                   RECITALS

          A. Borrowers, TISM, INC., a Michigan corporation ("Holdings"), the financial institutions from time to time party thereto (each individually referred to therein as a "Lender" and collectively as "Lenders"), J.P. MORGAN SECURITIES INC., as arranger, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as administrative agent for Lenders, NBD BANK, as syndication agent, and COMERICA BANK, as documentation agent, have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrowers; with Lenders, Administrative Agent, Syndication Agent and Documentation Agent each being herein called a "Secured Party" and collectively the "Secured Parties."

          B. Borrowers may from time to time enter, or may from time to time have entered, into one or more Hedging Agreements (collectively, the "Lender Hedging Agreements") with one or more Lenders or their Affiliates (in such capacity, collectively, "Hedging Exchangers").

          C. Grantors have executed and delivered that certain Subsidiary Guaranty dated as of December 21, 1998 (said Subsidiary Guaranty, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Guaranty") in favor of Collateral Agent for the benefit of Secured Parties and any Hedging Exchangers, pursuant to which Grantors have guarantied the prompt payment and performance when due of all obligations of Borrowers under the Credit Agreement and any other Loan Documents and all obligations of Borrowers under the Lender Hedging Agreements, including without limitation the obligation of Borrowers to make payments, if any, thereunder in the event of early termination thereof.

          D. It is a condition precedent to the initial extensions of credit by Secured Parties under the Credit Agreement that each Grantor shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and to induce (i) Administrative Agent and Lenders to enter into the Credit Agreement, (ii) Lenders to make their respective loans to, and issue Letters of Credit for the account of, Borrowers and (iii) to induce Hedging Exchangers to enter into the Lender Hedging Agreements and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with the Collateral Agent as follows:

          SECTION 1.  Defined Terms.  (a)  Unless otherwise defined herein,
                      -------------
terms defined in the Credit Agreement and used herein shall have the meanings given to such terms in the Credit Agreement;

          (b) The following terms shall have the following meanings:

          "Accounts" has the meaning assigned to that term in Section 2 of this Agreement.

          "Agreement" means this Subsidiary Security Agreement dated as of December 21, 1998, as it may be amended, supplemented or otherwise modified from time to time.

          "Assigned Agreement" has the meaning assigned to that term in Section 2 of this Agreement.

          "Collateral" has the meaning assigned to that term in Section 2 of this Agreement.

          "Collateral Account Agreement" means the Collateral Account Agreement, dated as of December 21, 1998, by and between Borrowers and Collateral Agent.

          "Collateral Accounts" shall mean "Collateral Accounts" as defined in the Collateral Account Agreement.

          "Commitments" means the "Commitments" as defined in the Credit Agreement.

          "Credit Agreement" has the meaning assigned to that term in the recitals to this Agreement.

          "Credit Agreement Obligations" shall mean the "Obligations" as defined in the Credit Agreement.

          "Equipment" has the meaning assigned to that term in Section 2 of this Agreement.

          "Event of Default" means (i) prior to the payment in full of all Credit Agreement Obligations and the termination of all Commitments, any "Event of Default" as defined in the Credit Agreement and (ii) after the payment in full of all Credit Agreement Obligations and the termination of all Commitments, any payment default under any Lender Hedging Agreement.

          "Grantor" has the meaning assigned to that term in the introduction of this Agreement.

          "Hedging Exchangers" has the meaning assigned to that term in the recitals to this Agreement.

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

          "Inventory" has the meaning assigned to that term in Section 2 of this Agreement.

          "Lender Hedging Agreement" has the meaning assigned to that term in the recitals to this Agreement.

          "Loan" means any "Loan" as defined in the Credit Agreement, and "Loans" means all such Loans collectively.

          "Loan Document" means any "Loan Document" as defined in the Credit Agreement, and "Loan Documents" means all such Loan Documents collectively.

          "Negotiable Document of Title" has the meaning assigned to that term in Section 2 of this Agreement.

          "Potential Event of Default" means any "Potential Event of Default" as defined in the Credit Agreement.

          "Related Contracts" has the meaning assigned to that term in Section 2 of this Agreement.

          "Requisite Lenders" means "Requisite Lenders" as defined in the Credit Agreement.

          "Requisite Obligees" has the meaning assigned to that term in Section 23 of this Agreement.

          "Secured Obligations" has the meaning assigned to that term in Section 2 of this Agreement.

          "Secured Parties" has the meaning assigned to that term in the recitals to this Agreement.

          SECTION 2.  Grant of Security.  Each Grantor hereby assigns to
                      -----------------
Collateral Agent, and hereby grants to Collateral Agent a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "Collateral"):

          (a) all equipment in all of its forms, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

          (b) all inventory in all of its forms (including, but not limited to, (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint

                                      -3-
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     or other interest or right of any kind, and (iv) all goods which are returned to or repossessed by such Grantor) and all accessions thereto and products thereof (all such inventory, accessions and products being the "Inventory") and all negotiable and non-negotiable documents of title (including, without limitation, warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "Negotiable Document of Title");

          (c) all accounts, contract rights, chattel paper, documents, instruments, general intangibles and other rights and obligations of any kind and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, general intangibles or other obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, general intangibles and other obligations being the "Accounts", and any and all such security agreements, leases and other contracts being the "Related Contracts");

          (d) all agreements and contracts to which such Grantor is a party as of the date hereof or becomes a party after the date hereof, as each such agreement may be amended, supplemented or otherwise modified from time to time (said agreements, as so amended, supplemented or otherwise modified, being referred to herein individually as an "Assigned Agreement" and collectively as the "Assigned Agreements"), including (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Assigned Agreements, and
     (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

          (e) all deposit accounts, including, without limitation, all deposit accounts maintained with Collateral Agent;

          (f) all trade secrets, licenses, copyrights, registrations and franchise rights, and all goodwill associated with any of the foregoing;

          (g) to the extent not included in any other paragraph of this Section 2, all other general intangibles (including, without limitation, tax refunds, rights to payment or performance, choses in action and judgments taken on any rights or claims included in the Collateral);

          (h) all plant fixtures, business fixtures and other fixtures and storage and office facilities, and all accessions thereto and products thereof;

          (i) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

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          (j) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

          Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and each Grantor shall not be deemed to have granted a security interest in, any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-318(4) of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that
                                                              --------
immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and each Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

          SECTION 3.  Security for Obligations.  This Agreement secures, and the
                      ------------------------
Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), of all obligations and liabilities of every nature of Grantors now or hereafter existing under or arising out of or in connection with the Guaranty and all extensions or renewals thereof, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy with respect to any Borrower, would accrue on such obligations, whether or not a claim is allowed against such Borrower for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, payments for early termination of Lender Hedging Agreements, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent or any Secured Party or Hedging Exchanger as a preference, fraudulent transfer or otherwise and all obligations of every nature of Grantors now or hereafter existing under this Agreement (all such obligations of Grantors being the "Secured Obligations").

          SECTION 4.  Grantors Remain Liable.  Anything contained herein to the
                      ----------------------
contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Collateral Agent of any of its rights hereunder shall not release Grantors from any of their joint

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and several duties or obligations under the contracts and agreements included in the Collateral, and (c) Collateral Agent shall not have any obligation or liability under any contracts and agreements included in the Collateral by reason of this Agreement, nor shall Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 5.  Representations and Warranties.  Each Grantor represents
                      ------------------------------
and warrants as follows:

          (a) Ownership of Collateral.  Except for the security interest created
              -----------------------
     by this Agreement, such Grantor owns the Collateral free and clear of any Lien subject to liens permitted by the Credit Agreement.

          (b) Location of Equipment and Inventory.  All of the Equipment and
              -----------------------------------
     Inventory of such Grantor is, as of the date hereof, located at the places specified in Schedule 5(b) annexed hereto.
                  -------------

          (c) Negotiable Documents of Title.  No Negotiable Documents of Title
              -----------------------------
     are outstanding with respect to any of the Inventory (other than in respect of (i) Inventory with an aggregate value not in excess of $1,000,000 or
     (ii) Inventory which, in the ordinary course of business, is in transit either (A) from a supplier to such Grantor, (B) between the locations specified in Schedule 5(b) hereto, or (C) to customers of such Grantor).
                  -------------

          (d) Office Locations; Other Names.  The chief place of business, the
              -----------------------------
     chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts is, and has been for the four month period preceding the date hereof, located at the offices set forth on Schedule 5(d) annexed hereto.
                                                 -------------
     Such Grantor has not in the past done, and does not now do, business under any other name (including any trade-name or fictitious business name) except as set forth on Schedule 5(d) annexed hereto.
                            -------------

          SECTION 6.  Further Assurances; Additional Grantors.  (a)  Each
                      ---------------------------------------
Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) upon the reasonable request of the Collateral Agent, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the reasonable request of Collateral Agent, each of its records pertaining to the Collateral, with a legend, in form and substance reasonably satisfactory to Collateral Agent, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the reasonable request of Collateral Agent, deliver and pledge to Collateral Agent hereunder all promissory notes and other instruments (excluding checks) and all original counterparts of chattel paper constituting Collateral, duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Collateral Agent, (iii) execute and file such financing or continuation statements, or

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amendments thereto, and such other instruments or notices, or as Collateral
Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) upon the reasonable request of the Collateral Agent, after the acquisition by such Grantor of any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of Collateral Agent, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (v) upon the reasonable request of Collateral Agent, deliver to Collateral Agent copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, and (vi) at Collateral Agent's reasonable request, appear in and defend any action or proceeding that may affect such Grantor's title to or Collateral Agent's security interest in all or any part of the Collateral.

          (b) Each Grantor hereby authorizes Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor to the extent permitted by applicable law. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

          (c) The initial Grantors hereunder shall be those Subsidiaries of Borrowers as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Borrowers may become parties hereto, as additional Grantors (each an "Additional Grantor"), by executing a counterpart of this Agreement substantially in the form of Schedule
                                                                       --------
6(d) annexed hereto.  Upon delivery of any such counterpart to the Collateral
----
Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereof. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder. Each Additional Grantor shall execute and file such financing statements and such other instruments or notices or as Collateral Agent may reasonably request, in order to perfect the security interests granted or purported to be granted hereunder.

          SECTION 7.  Certain Covenants of Grantors.  Each Grantor shall:
                      -----------------------------
          (a) notify Collateral Agent of any change in such Grantor's name, identity or corporate structure within 30 days of such change;

          (b) give Collateral Agent 30 days' written notice following any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts;

          (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith.

          SECTION 8. Special Covenants With Respect to Equipment and Inventory.
                     ---------------------------------------------------------
Each Grantor shall:

          (a) keep the Equipment and Inventory at the places therefor specified on Schedule 5(b) annexed hereto or, upon 30 days' written notice to
        -------------
     Collateral Agent following any change in location, at such other places in jurisdictions where all action, or that Collateral Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory shall have been taken, provided that such Grantor
                                                    --------
     may keep Equipment and Inventory at new corporate stores without giving such notice so long as the aggregate fair market value of all Equipment and Inventory with respect to which such notice has not been provided to the Collateral Agent does not exceed $1,000,000 in the aggregate for Holdings and its Subsidiaries (other than Foreign Subsidiaries);

          (b) cause the Equipment to be maintained and preserved as provided in subsection 6.4 of the Credit Agreement;

          (c) keep correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor's cost therefor and (where applicable) the current list prices for the Inventory;

          (d) if any Inventory is in possession or control of any of such Grantor's agents or processors, upon the occurrence of an Event of Default, instruct such agent or processor to hold all such Inventory for the account of Collateral Agent and subject to the instructions of Collateral Agent; and

          (e) promptly upon the issuance and delivery to such Grantor of any Negotiable Document of Title (other than any one or more Negotiable Documents of Title covering (i) Inventory with an aggregate value not in excess of $1,000,000 or (ii) Inventory which, in the ordinary course of business, is in transit either (A) from a supplier to such Grantor, (B) between the locations specified in Schedule 5(b) hereto, or (C) to
                                        -------------
     customers of such Grantor), deliver such Negotiable Document of Title to Collateral Agent.

          SECTION 9. Special Covenants With Respect to Accounts and Related
                     ------------------------------------------------------
Contracts.  (a)  Each Grantor shall keep its chief place of business and chief
---------
executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the location therefor specified in Section 5 or, upon 30 days' written notice to Collateral Agent following any change in location, at such other location in a jurisdiction where all action that Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Promptly upon the reasonable request of Collateral Agent, Grantors shall deliver to Collateral Agent complete and correct copies of each Related Contract.

          (b) Grantors shall maintain (i) complete records of each Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto in accordance with prudent business practices.

          (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor shall take such action as such Grantor or Collateral Agent may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that
                                                 --------  -------
Collateral Agent shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Collateral Agent, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Collateral Agent and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantors might have done. After receipt by a Grantor of the notice from Collateral Agent referred to in the proviso to the preceding
                                                -------
sentence, (i) any payments of Accounts, received by such Grantor shall be forthwith (and in any event within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in subsection 19,
(ii) until so turned over in accordance with the proceeding subsection (i), all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received for the benefit of Collateral Agent hereunder and shall be segregated from other funds of such Grantor and (iii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon other than in the ordinary course of business consistent with past practices.

          SECTION 10.  Deposit Accounts.  Upon the occurrence and during the
                       ----------------
continuation of an Event of Default, Collateral Agent may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from any deposit accounts maintained with Collateral Agent constituting part of the Collateral.

          SECTION 11.  License of Copyrights, etc.  Each Grantor hereby assigns,
                       ---------------------------
transfers and conveys to Collateral Agent, effective upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all copyrights or technical processes owned or used by such Grantor that relate to the Collateral and any other collateral granted by such Grantor as security for the Secured Obligations, together with any goodwill associated therewith, all to the extent necessary to enable Collateral Agent to use, possess and realize on the Collateral and to enable any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Collateral Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to any Grantor.

          SECTION 12.  Transfers and Other Liens.  No Grantor shall at any time
                       -------------------------
during the term of this Agreement:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

          (b) except for the security interest created by this Agreement and Liens permitted by the Credit Agreement, create or suffer to exist any Lien upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person.

          SECTION 13.  Collateral Agent Appointed Attorney-in-Fact.  Each
                       -------------------------------------------
Grantor hereby irrevocably appoints Collateral Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Collateral Agent or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default in Collateral Agent's reasonable discretion to take any action and to execute any instrument that Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be maintained on the Collateral or paid to Collateral Agent under the Credit Agreement;

          (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

          (d) to file any claims or take any action or institute any proceedings that Collateral Agent may reasonably deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Collateral Agent with respect to any of the Collateral;

          (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Collateral Agent in its reasonable discretion, any such payments made by Collateral Agent to become obligations of such Grantor to Collateral Agent, due and payable immediately without demand;

          (f) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

          (g) upon the occurrence and during the continuation of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Collateral Agent were the absolute owner thereof for all purposes, and to do, at Collateral Agent's option and Grantors' expense, at any time or from time to time, all acts and things that Collateral Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and Collateral Agent's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as any Grantor might do.

          SECTION 14.  Collateral Agent May Perform.  If any Grantor fails to
                       ----------------------------
perform any agreement contained herein, Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Collateral Agent incurred in connection therewith shall be payable by Grantors under
Section 19.

          SECTION 15.  Standard of Care.  The powers conferred on Collateral
                       ----------------
Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Collateral Agent accords its own property.

          SECTION 16.  Remedies.  If any Event of Default shall have occurred
                       --------
and be continuing, Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral), and also may (a) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (b) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Collateral Agent deems appropriate, (c) take possession of any or each Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (b) and collecting any Secured Obligation, and (d) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable. Collateral Agent or any Secured Party or Hedging Exchanger may be the purchaser of any or all of the Collateral at any such sale and Collateral Agent, as agent for and representative of Secured Parties and Hedging Exchangers (but not any Secured Party or Secured Parties or Hedging Exchanger or Hedging Exchangers in its or their respective individual capacities unless Requisite Obligees shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the reasonable fees of any attorneys employed by Collateral Agent to collect such deficiency.

          SECTION 17.  Proceeds To Be Turned Over to Collateral Agent.  In
                       ----------------------------------------------
addition to the rights of the Collateral Agent and the Secured Parties specified in Section 9 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, upon request of the Collateral Agent, all proceeds received by the applicable Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in a Collateral Account maintained under the Collateral Account Agreement. All proceeds while held by the Collateral Agent in a Collateral Account (or by Grantors for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 18.

          SECTION 18.  Application of Proceeds.  Except as expressly provided
                       -----------------------
elsewhere in this Agreement, all proceeds held in any Collateral Account and all other proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as provided in subsection 2.4D of the Credit Agreement.

          SECTION 19.  Indemnity and Expenses.  (a)  Grantors jointly and
                       ----------------------
severally agree to indemnify Collateral Agent, each Secured Party and each Hedging Exchanger from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result from Collateral Agent's or such Secured Party's or Hedging Exchanger's gross negligence or willful misconduct.

          (b) Grantors jointly and severally agree to pay to Collateral Agent, promptly following written upon demand the amount of any and all reasonable costs and reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Collateral Agent hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

          (c) The obligations of each Grantor in this Section 19 shall survive the termination of this Agreement and the discharge of such Grantor's other obligations under this Agreement, the Lender Hedging Agreements, the Credit Agreement, and the other Loan Documents.

          SECTION 20.  Continuing Security Interest; Transfer of Loans.  This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen and are not yet due and payable), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (b) be binding upon each Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Secured Party may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Parties herein or otherwise. Upon the payment in full of all Secured Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen and are not yet due and payable), the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Collateral Agent will, at the joint and several expense of Grantors, expense, execute and deliver to the applicable Grantors such documents as Grantors shall reasonably request to evidence such termination in accordance with the terms of the Collateral Account Agreement.

          SECTION 21.  Administrative Agent as Collateral Agent.  (a)
                       ----------------------------------------
Administrative Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, Hedging Exchangers. Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Collateral Agent shall exercise, or
                          --------
refrain from exercising, any remedies provided for in Section 16 in accordance with the instructions of (i) Requisite Lenders or (ii) after payment in full of all Credit Agreement Obligations under the Credit Agreement and any other Loan Documents, the holders of a majority of the aggregate notional amount (or, with respect to any Lender Hedging Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Hedging Agreement) under all Lender Hedging Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as "Requisite Obligees"). In furtherance of the foregoing provisions of this Section 21(a), each Hedging Exchanger, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Hedging Exchanger that all rights and remedies hereunder may be exercised solely by Collateral Agent for the benefit of Lenders and Hedging Exchangers in accordance with the terms of this Section 21(a).

          (b) Collateral Agent shall at all times be the same Person that is appointed Administrative Agent under the Credit Agreement. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Collateral Account Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent hereunder.

          SECTION 22.  Amendments; Etc.  No amendment, modification, termination
                       ----------------
or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Agent and, in the case of any such amendment or modification, by Grantors; provided that any amendment hereto pursuant to
                              --------
Section 5(d) shall be effective upon execution by any Grantor and Grantors hereby waive any requirement of notice or of consent to any such amendment.

          SECTION 23.  Notices.  Any notice or other communication herein
                       -------
required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to
                                                  --------
Collateral Agent and any Grantor shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement, or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

          SECTION 24.  Failure or Indulgence Not Waiver; Remedies Cumulative.
                       -----------------------------------------------------
No failure or delay on the part of Collateral Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 25.  Severability.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 26.  Headings.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 27.  Governing Law; Terms.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING,

WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 28.  Consent to Jurisdiction and Service of Process.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

          (II)  WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH
     SECTION 23;

          (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

          (V) AGREES THAT COLLATERAL AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 28 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

          SECTION 29.  Waiver of Jury Trial.  EACH GRANTOR AND COLLATERAL AGENT
                       --------------------
HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY

TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantors and Collateral Agent each acknowledge that this waiver is a material inducement for Grantors and Collateral Agent to enter into a business relationship, that each Grantor and Collateral Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Collateral Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 29 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 30.  Counterparts.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, Grantors and Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                              DOMINO'S PIZZA, INC.


                                              By:  /s/  Harry Silverman
                                                 ---------------------------
                                                 Name:  Harry Silverman
                                                 Title:  Vice President



                                              DOMINO'S PIZZA INTERNATIONAL, INC.


                                              By:  /s/  Harry Silverman
                                                 ---------------------------
                                                 Name:  Harry Silverman
                                                 Title:  Vice President


                                              METRO DETROIT PIZZA, INC.


                                              By:  /s/  Harry Silverman
                                                 ---------------------------
                                                 Name:  Harry Silverman
                                                 Title:  Vice President


                                              DOMINO'S PIZZA SALES
                                               INTERNATIONAL, INC.


                                              By:  /s/  Harry Silverman
                                                 ---------------------------
                                                 Name:  Harry Silverman
                                                 Title:  Vice President

                                             DOMINO'S PIZZA GOVERNMENT
                                              SERVICES DIVISION, INC.


                                             By:  /s/  Harry Silverman
                                                ---------------------------
                                                Name:  Harry Silverman
                                                Title:  Vice President


                                             STOREFINDER, INC.


                                             By:  /s/  Harry Silverman
                                                ---------------------------
                                                Name:  Harry Silverman
                                                Title:  Vice President


                                             Notice Address:


                                                30 Frank Lloyd Wright Drive
                                                P.O. Box 997
                                                Ann Arbor, MI 48106
                                                Attention:  Steve Benrubi
                                                Telephone:  (734) 930-3205
                                                Facsimile:  (734) 913-0377

                                             DOMINOS PIZZA INTERNATIONAL
                                              PAYROLL SERVICES, INC.


                                             By:  /s/  Harry Silverman
                                                -----------------------------
                                                Name:  Harry Silverman
                                                Title:  Vice President


                                             Notice Address
                                                30 Frank Lloyd Wright Drive
                                                P.O. Box 997
                                                Ann Arbor, MI 48106
                                                Attention:  Steve Benrubi
                                                Telephone:  (734) 930-3205
                                                Facsimile:  (734) 913-0377

                                             MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK, as Collateral Agent


                                             By:  /s/  Colleen Galle
                                                -------------------------
                                                Name:  Colleen Galle
                                                Title: Vice President


                                             Notice Address:


                                                J.P. Morgan Securities, Inc.
                                                60 Wall Street
                                                New York, New York
                                                Attention:    Kelly Moy
                                                Telephone:    (212) 648-7795
                                                Facsimile:    (212) 648-5556

                                 SCHEDULE 5(B)
                       TO SUBSIDIARY SECURITY AGREEMENT


LOCATIONS OF EQUIPMENT:


LOCATIONS OF INVENTORY:

                                 SCHEDULE 5(D)
                       TO SUBSIDIARY SECURITY AGREEMENT

                         OFFICE LOCATIONS; OTHER NAMES

                                 SCHEDULE 6(D)
                       TO SUBSIDIARY SECURITY AGREEMENT

            [FORM OF COUNTERPART TO SUBSIDIARY SECURITY AGREEMENT]


          This counterpart, dated __________, [199_][200_] is delivered pursuant to Section 5(d) of that certain Subsidiary Security Agreement dated as of December 21, 1998, among the Grantors party thereto from time to time, and Morgan Guaranty Trust Company of New York, as Collateral Agent (the "SECURITY AGREEMENT," capitalized terms defined therein being used herein as therein defined). The undersigned hereby agrees (i) that this counterpart may be attached to the Security Agreement, and (ii) that the undersigned will comply with all the terms and conditions of the Pledge Agreement as if it were an original signatory thereto.

                                         [NAME OF ADDITIONAL
                                         GRANTOR]

                                         BY:_____________________
                                            NAME:
                                            TITLE: